SEVERANCE AGREEMENT
                               -------------------

     THIS AGREEMENT entered into this 7 day of March, 2000, by and between The Patapsco Bank (the "Bank"), and Michael J. Dee (the "Employee"), effective on the date above (the "Effective Date").

     WHEREAS, the Employee has heretofore been employed by the Bank as a Chief Financial Officer and Controller; and

     WHEREAS, the Bank deems it to be in its best interest to enter into this Agreement as additional incentive to the Employee to continue as an executive employee of the Bank; and

     WHEREAS, the parties desire by this writing to set forth their understanding as to their respective rights and obligations in the event of termination of Employee's employment under the circumstances set forth in this Agreement.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Change in Control
          -----------------

          (a)  Payment in the Event of Change in Control.
               -----------------------------------------

          (1) Involuntary Termination If the Employee's employment is terminated
              -----------------------
by the Bank, without the Employee's prior written consent and for a reason other than Just Cause (as defined in Section 3(a) hereof), in connection with or within twenty-four (24) months after any change in control of the Bank or the Company, the Employee shall, subject to paragraph (2) of this Section 1(a), be paid an amount equal to one times his base salary then in effect, but in no event greater than the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder (the "Maximum Amount"), and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination.

         (2) In the event that the Employee and the Bank jointly determine and agree that the total parachute payments receivable under clauses (i) and (ii) of
Section 1(a)(1) hereof exceed the Maximum Amount, notwithstanding the payment procedure set forth in Section 1(a)(1) hereof, the Employee shall determine which and how much, if any, of the parachute payments to which he is entitled shall be eliminated or reduced so that the total parachute payments to be received by the Employee do not exceed the Maximum Amount. If the Employee does not make his determination within ten business days after receiving a written request from the Bank, the Bank may make such determination, and shall notify the Employee promptly thereof. Within five business days of the earlier of the Bank's receipt of the Employee's determination pursuant to this paragraph or the Bank's determination in lieu of a determination by the Employee, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement.

         (3) As a result of uncertainty in application of Section 280G of the Code at the time of payment hereunder, it is possible that such payments will have been made by the Bank which should not have been made ("Overpayment") or that additional payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made under Section 1(a)(1) hereof. In the event that the Employee, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Employee believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Employee and the Bank determine, based upon controlling precedent or other substantial authority, that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

         (4) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (provided that in the case of (1), (2) and (3) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Bank's non-employee directors as to whether a Change in Control has occurred shall be conclusive and binding.

                    (b)    Change    in    Control;    Voluntary    Termination.
                           ----------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement, and be entitled to the payment described in Section 1(a) of this Agreement within twenty-four (24) months following a Change in Control of the Bank or the Company and within ninety (90) days following the occurrence of any of the following events, which has not been consented to in advance by the Employee in writing:
(i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

                    (c) Compliance with 12 U.S.C.  Section 1828(k). Any payments
                        ------------------------------------------
made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                    (d) Trust.  (1) Within five  business days before or after a
                        -----
change in control as defined in Section 1(a) of this  Agreement,  the Bank shall
(i) deposit, or cause to be deposited, in a grantor trust (the "Trust) substantially in the form of the trust that the Bank's Board of Directors approved on September 28, 1995 for the Bank's Retirement Plan for Non-Employee Directors, an amount equal to the maximum amount payable pursuant to section 1(a) hereof, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

         (2) During the thirty-six (36) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 1(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 1(a) or (b) hereof, and the costs of such arbitration (including any legal fees and expenses incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

         (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date thirty-six (36) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further rights under this Section 1, no further interest in the Trust pursuant to this Agreement, and no further rights or claims against the Bank pursuant to this Agreement.

         2.  Term.  This  Agreement  shall  remain  in  effect  for  the  period
             ----
commencing on the Effective Date and ending on the earlier of (i) the date thirty-six months after the Effective Date, and (ii) the date on which the Employee terminates employment with the Bank; provided that the Employee's rights hereunder shall continue following the termination of this employment with the Bank under any of the circumstances described in Section 1(a) or (b) hereof. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement shall be extended for an additional one-year period beyond the then effective expiration date provided the Board of Directors of the Bank determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

         3.       Termination or Suspension Under Federal Law.
                  -------------------------------------------

                    (a) Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank.

                    (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) or (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

                    (c) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

                    (d) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company: (i) by the Commissioner of Financial Regulation of the State of Maryland ("Commissioner") at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the Commissioner at the time that the Commissioner approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

                    (e) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                    (f) The terms of this Section 3 shall prevail over any other provisions of this Agreement.

         4.       Expense Reimbursement.
                  ---------------------

                    In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Agreement or to defend against any action taken by the Bank or the Company, the Employee shall be reimbursed by the Bank for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided (other than as set forth in Section 1(d)(2) above) that the Employee shall obtain a final judgement in favor of the Employee in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Association. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank and the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee. The Bank shall also reimburse the Employee in an amount equal to 150% of any excise taxes payable by the Employee under Code Section 4999 due to the inadvertent violation of the payment limit described in Section 1(a) of this Agreement.

         5.       Successors and Assigns.
                  ----------------------

                    (a) This  Agreement  shall  inure to the  benefit  of and be binding upon any corporate or other successor of the Bank or Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Company.

                    (b) Since the Bank and the Company are contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank and the Company.

         6.       Amendments. No amendments or additions to this Agreement shall
                  ----------
be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         7.       Applicable Law. Except to the extent preempted by Federal law,
                  --------------
the laws of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         8.       Severability. The provisions of this Agreement shall be deemed
                  ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         9.       Entire   Agreement.   This   Agreement,   together   with  any
                  ------------------
understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.



         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.




ATTEST:                              THE PATAPSCO BANK


/s/ Theodore C. Patterson            By:/s/ Joseph J. Bouffard
-------------------------               ----------------------------------
Secretary                               Its President




WITNESS:


/s/ Helen Donning                       /s/ Michael J. Dee
-------------------------               ----------------------------------
                                        Michael J. Dee

                               SEVERANCE AGREEMENT

     THIS AGREEMENT entered into this 7th day of March, 2000, by and between The Patapsco Bank (the "Bank"), and Frank J. Duchacek (the "Employee"), effective on the date above (the "Effective Date").

     WHEREAS, the Employee has heretofore been employed by the Bank as Senior Vice President; and

     WHEREAS, the Bank deems it to be in its best interest to enter into this Agreement as additional incentive to the Employee to continue as an executive employee of the Bank; and

     WHEREAS, the parties desire by this writing to set forth their understanding as to their respective rights and obligations in the event of termination of Employee's employment under the circumstances set forth in this Agreement.

     NOW, THEREFORE, it is AGREED as follows:

         1.       Change in Control
                  -----------------
                    (a)    Payment in the Event of Change in Control.
                           -----------------------------------------

         (1) Involuntary  Termination If the Employee's employment is terminated
             ------------------------
by the Bank, without the Employee's prior written consent and for a reason other than Just Cause (as defined in Section 3(a) hereof), in connection with or within twenty-four (24) months after any change in control of the Bank or the Company, the Employee shall, subject to paragraph (2) of this Section 1(a), be paid an amount equal to one times his base salary then in effect, but in no event greater than the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder (the "Maximum Amount"), and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination.

         (2) In the event that the Employee and the Bank jointly determine and agree that the total parachute payments receivable under clauses (i) and (ii) of
Section 1(a)(1) hereof exceed the Maximum Amount, notwithstanding the payment procedure set forth in Section 1(a)(1) hereof, the Employee shall determine which and how much, if any, of the parachute payments to which he is entitled shall be eliminated or reduced so that the total parachute payments to be received by the Employee do not exceed the Maximum Amount. If the Employee does not make his determination within ten business days after receiving a written request from the Bank, the Bank may make such determination, and shall notify the Employee promptly thereof. Within five business days of the earlier of the Bank's receipt of the Employee's determination pursuant to this paragraph or the Bank's determination in lieu of a determination by the Employee, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement.

         (3) As a result of uncertainty in application of Section 280G of the Code at the time of payment hereunder, it is possible that such payments will have been made by the Bank which should not have been made ("Overpayment") or that additional payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made under Section 1(a)(1) hereof. In the event that the Employee, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Employee believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Employee and the Bank determine, based upon controlling precedent or other substantial authority, that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

         (4) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (provided that in the case of (1), (2) and (3) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Bank's non-employee directors as to whether a Change in Control has occurred shall be conclusive and binding.

                    (b)    Change    in    Control;    Voluntary    Termination.
                           ----------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement, and be entitled to the payment described in Section 1(a) of this Agreement within twenty-four (24) months following a Change in Control of the Bank or the Company and within ninety (90) days following the occurrence of any of the following events, which has not been consented to in advance by the Employee in writing:
(i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

                    (c) Compliance with 12 U.S.C.  Section 1828(k). Any payments
                        -----------------------------------------
made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                    (d) Trust. (1) Within five business days before or after a change in control as defined in Section 1(a) of this Agreement, the Bank shall
(i) deposit, or cause to be deposited, in a grantor trust (the "Trust) substantially in the form of the trust that the Bank's Board of Directors approved on September 28, 1995 for the Bank's Retirement Plan for Non-Employee Directors, an amount equal to the maximum amount payable pursuant to section 1(a) hereof, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

         (2) During the thirty-six (36) consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 1(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 1(a) or (b) hereof, and the costs of such arbitration (including any legal fees and expenses incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

         (3) Upon the earlier of (i) any payment from the Trust to the Employee, or (ii) the date thirty-six (36) months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further rights under this Section 1, no further interest in the Trust pursuant to this Agreement, and no further rights or claims against the Bank pursuant to this Agreement.

         2.  Term.  This  Agreement  shall  remain  in  effect  for  the  period
             ----
commencing on the Effective Date and ending on the earlier of (i) the date thirty-six months after the Effective Date, and (ii) the date on which the Employee terminates employment with the Bank; provided that the Employee's rights hereunder shall continue following the termination of this employment with the Bank under any of the circumstances described in Section 1(a) or (b) hereof. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement shall be extended for an additional one-year period beyond the then effective expiration date provided the Board of Directors of the Bank determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

         3.       Termination or Suspension Under Federal Law.
                  -------------------------------------------

                    (a) Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank.

                    (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) or (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

                    (c) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

                    (d) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company: (i) by the Commissioner of Financial Regulation of the State of Maryland ("Commissioner") at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the Commissioner at the time that the Commissioner approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

                    (e) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                    (f) The terms of this Section 3 shall prevail over any other provisions of this Agreement.

         4.       Expense Reimbursement.
                  ---------------------

                    In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Agreement or to defend against any action taken by the Bank or the Company, the Employee shall be reimbursed by the Bank for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided (other than as set forth in Section 1(d)(2) above) that the Employee shall obtain a final judgement in favor of the Employee in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Association. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank and the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee. The Bank shall also reimburse the Employee in an amount equal to 150% of any excise taxes payable by the Employee under Code Section 4999 due to the inadvertent violation of the payment limit described in Section 1(a) of this Agreement.

         5.       Successors and Assigns.
                  ----------------------

                    (a) This  Agreement  shall  inure to the  benefit  of and be binding upon any corporate or other successor of the Bank or Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Company.

                    (b) Since the Bank and the Company are contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank and the Company.

         6.       Amendments. No amendments or additions to this Agreement shall
                  ----------
be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         7.       Applicable Law. Except to the extent preempted by Federal law,
                  --------------
the laws of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         8.       Severability. The provisions of this Agreement shall be deemed
                  ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         9.       Entire   Agreement.   This   Agreement,   together   with  any
                  ------------------
understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.




         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.




ATTEST:                              THE PATAPSCO BANK


/s/ Theodore C. Patterson            By: /s/ Joseph J. Bouffard
---------------------------              -----------------------------------
Secretary                                Its President




WITNESS:


/s/ Helen Donning                        /s/ Frank J. Duchacek
---------------------------              -----------------------------------